Exhibit 99.3

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Gang Yu

/s/ Gang Yu

Xiaomei Michelle Song

/s/ Xiaomei Michelle Song

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Infinity Cosmo Limited

By:	/s/ PANG Mun Wai
Name: Redpa Limited (represented by PANG Mun Wai)
Title: Director
Authorized signatory for and on behalf of Infinity Cosmo Limited

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Junling Liu

/s/ Junling Liu

Sunny Bay Global Limited

By:	/s/ Junling Liu
Name: Junling Liu
Title: Director

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

6 Dimensions Capital, L.P.

By:	/s/ Christina Chung
By: 6 Dimensions Capital GP, LLC, its General Partner
Name: Christina Chung
Title: Chief Financial Officer

6 Dimensions Affiliates Fund, L.P.

By:	/s/ Christina Chung
By: 6 Dimensions Capital GP, LLC, its General Partner
Name: Christina Chung
Title: Chief Financial Officer

6 Dimensions Capital GP, LLC

By:	/s/ Christina Chung
Name: Christina Chung
Title: Chief Financial Officer

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Lianyong Chen

/s/ Lianyong Chen

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

ClearVue YW Holdings, Ltd.

By:	/s/ William Chen
Name: William Chen
Title: Director

ClearVue Partners, L.P.

By:	/s/ Harry Chi Hui
By: ClearVue Partners GP, L.P.
By: ClearVue Partners Ltd.
Name: Harry Chi Hui
Title: Director

ClearVue Partners GP, L.P.

By:	/s/ Harry Chi Hui
By: ClearVue Partners Ltd.
Name: Harry Chi Hui
Title: Director

ClearVue Partners Ltd.

By:	/s/ Harry Chi Hui
Name: Harry Chi Hui
Title: Director

Harry Chi Hui

/s/ Harry Chi Hui

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Zall Capital Limited

By:	/s/ Zhi Yan
Name: Zhi Yan
Title: Director

Zhi Yan

/s/ Zhi Yan

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Tongyi Investment Holdings Limited

By:	/s/ Jianmin Huo
Name: Jianmin Huo
Title: Director

Monarch Investment Holdings Limited

By:	/s/ Jianmin Huo
Name: Jianmin Huo
Title: Director

Harvest Management Holdings Limited

By:	/s/ Jianmin Huo
Name: Jianmin Huo
Title: Director

Zhenxiang Huo

/s/ Zhenxiang Huo

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

First Pharmacia International

By:	/s/ Zhi Yang
Name: Zhi Yang
Title: Director

BVCF Realization Fund, L.P.

By:	/s/ Zhi Yang
By: BVCF Realization Fund GP, Ltd. as its general partner
Name: Zhi Yang
Title: Director

BVCF Realization Fund GP, Ltd.

By:	/s/ Zhi Yang
Name: Zhi Yang
Title: Director

Zhi Yang

/s/ Zhi Yang

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

J.P. Morgan Trust Company of Delaware
as trustee of
Hodge Mountain 2020 Irrevocable Trust

By:	/s/ Tamika R. Gayle
Name: Tamika R. Gayle
Title: Vice President

JOINT FILING AGREEMENT

In accordance with Rule 13d-(k)(l) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the shares of 111, Inc., an exempted company with limited liability registered under the laws of the Cayman Islands; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This joint filing agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Date: July 17, 2023

Allied China Investment Limited

By:	/s/ Dan Chen
Name: Dan Chen
Title: Director

Beijing Xinzhongli Meixin Equity Investment Center (Limited Partnership)
By its general partner
Beijing Xinzhongli Equity Investment Management Co., Ltd.

By:	/s/ Song Yan
Name: Song Yan
Title: Managing Director

Beijing Xinzhongli Equity Investment Management Co., Ltd.

By:	/s/ Song Yan
Name: Song Yan
Title: Managing Director